四川伟易达科技有限公司
Sichuan Wetouch Technology Co. Ltd

劳动合同
Labor Contract

甲方（用人单位）名称：四川伟易达科技有限公司

Name of Party A (Employer): Sichuan Wetouch Technology Co. Ltd

住所地：四川省仁寿县视高经济开发区

Company address: Renshou High Economic Development Zone, Tianfu New District.

法人代表（主要负责人）：李胜勇

Legal Representative (Principal person in charge): Shengyong Li

乙方（劳动者）姓名：黄玉华 性别：男 出生日期：1974.11.24

Name of Party B (laborer): Yuhua Huang Gender: man Birth: 1974.11.24

身份证号码：510106197411245930 学历：本科

ID No.: 510106197411245930 Education background: Bachelor' s degree

家庭住址：眉山市东坡红星路 3065 电话：13681880745 邮编：____

Home address: No.3065 Hongxing Road, Dongpo, Meishan city No: 13681880745 Postcode:_

根据《中华人民共和国劳动法》、《中华人言共和国劳动合同法》及有关法律法规的规定，甲乙双方经平等协商，一致同意签订本合同，以期共同遵守。

In accordance with the Labor Law of the People's Republic of China, the Labor Contract Law of the People's Republic of China and the relevant laws and regulations, both parties agree to sign this contract through equal consultation with a view to joint compliance.

第一章 声明条款
Chapter I Declaration Provisions

第一条 甲、乙双方在签署本含同时具体声明如下：

Article 1: A and B shall, at the same time as signing this Agreement, declare as follows:

（一） 甲方声明如下：1、甲方为依法登记，具备合法用工主体资格的用人单位，能独立承担相应的民事责任；2、甲方依法从事生产经营活动；3、甲方严格遵守法律规定，并负责完全履行本合同。

⑴ Party A declares as follows :1. Party A shall be an employing unit registered in accordance with the law qualified as a legal subject of employment, which can independently bear the corresponding civil liability ;2. Party A is engaged in production and business activities according to law ;3. Party A strictly complies with the provisions of the law and is responsible for the full performance of this contract.

（二） 乙方声明如下：1、乙方确保向甲方提供的与应聘有关的材料信息（包括不限于身份证、学历证、户籍证明等）的真实性、合法性、有效性，否则，视为乙方以欺诈手段订立本合同，一经证实，甲方有权随时解除本合同；2、乙

方承诺其应聘时未患有不适合本工作岗位的疾病，否则，视为乙方以欺诈手段订立本合同，一经发现，甲方有权随时解除本合同；3、乙方保证在签订本合同时与其他任何用人单位不存在劳动关系，也不存在其他影响乙方履行本合同义务的其他法律关系，否则，视为乙方以欺诈手段订立本合同，一经证实，甲方有权随时解除本合同；4、乙方保守甲方的商业秘密；5、乙方保证严格遵守国家法律、法规、甲方的规章制度及本合同。

② Party B declares as follows :(1) Party B shall ensure the authenticity, legality and validity of the material information (including not limited to ID card, academic certificate, household registration certificate, etc.) provided to Party A, oterwise, Party B shall be deemed to have concluded this contract by fraudulent means and, upon confirmation, Party A shall have the right to terminate this contract at any time ;(2) Party B shall be deemed to have concluded this contract by fraudulent means, otherwise, Party B shall be deemed to have concluded this contract by fraudulent means and, upon discovery, Party A shall have the right to terminate this contract at any time ;(3) Party B shall guarantee that at the time of signing this contract there shall be no labor relations with any other employing unit and no other influence Other legal relations in which Party B performs its obligations under this contract, otherwise, Party B shall be deemed to have concluded this contract by fraudulent means, and Party A shall have the right to terminate this contract at any time upon confirmation :4, Party B shall keep Party A's trade secrets ;5, Party B shall guarantee strict compliance with the laws and regulations of the State, Party A's rules and regulations and this contract.

第二章 劳动合同期限

Chapter II Duration of Labor Contract

第二条 甲、方双方自愿选择以下第一种形式确定本合同期限。

Article 2: A and Party A voluntarily choose the following second. The term of this contract is determined in this form.

（一） 劳动合同有固定期限：自 2017 年 11 月 1 日起至 2020 年 10 月 31 日止。

本合同履行过程中，甲方为乙方提供专项培训费用，对乙方进行专业技术培训的，可以与乙方另行订立协议，特别约定服务期。如果该服务期超过本合同的固定期限，则视为对本条款的变更，甲、乙双方应履行本合同至服务期期满时止。

（二） 劳动合同无固定期限：自 / 年 / 月 / 日起至法定情形或本合同所的终止条件出现时即行终止。

（三） 以完成一定的工作任务为期限：自 / 年 / 月 / 日起至

/ 工作任务完成时即行终止。

(1) The labor contract has a fixed term: from June 1, 2018 to May 31, 2021.

During the performance of this contract, Party A shall provide Party B with special training fees. If Party B carries out professional and technical training, it may conclude a separate agreement with Party B, with a special agreement on the service period. If the service period exceeds the fixed term of this contract, it shall be regarded as a change to this clause, and both parties shall perform this contract until the expiration of the service period.

(2) There is no fixed term for a labor contract: from / year / month / day to statutory circumstances or the termination clause of this contract The line terminates when the piece appears.

(3) Time limit for the completion of certain tasks: from / year / month / day until the job is terminated upon completion.

第三条 试用期。

Article 3: Probationary period

（一） 双方同意以下第一种方式确定试用期期限（试用期包括在合同期内）。

1、 无试用期。

2、 试用期从自 / 年 / 月 / 日起至自 / 年 / 月 / 日止，共 / 个月。

(1) Both parties agree to determine the duration of the probationary period in the first way below (the probationary period is included in the contract period).

1. no probation period.

2. probation period from / year / month / day to / year / month / day, a total of / month.

（二） 在试用期内，乙方被证明不符合录用条件的，甲方有权随时解除劳动合同。以下情形出现，即视为 乙方不符合录用条件。

1、 乙方的条件与甲方招聘简章、招聘广告中的职位要求不相符。

2、 乙方在试用期内旷工或者因公外出、请假期满无正当理由逾期不归累计超过 15 天的。

3、 乙方违背诚实信用原则，向甲方提供虚假个人信息或者隐瞒应当告知甲方的重要信息。

4、 乙方未通过试用期绩效考核的。

5、 在甲方提出的要求 15 日内，乙方未能在提供相关资料，致使入职及社会保险交纳手续无法办理。

(2) During the probation period, Party B shall have the right to terminate the labor contract at any time if right to terminate the labor contract at any time. If the following circumstances occur, Party B shall be deemed not to be eligible for employment.

1. The conditions of Party B do not conform to the requirements of Party A's recruitment brochure and advertisement.

2. Party B is absent from work during the probation period or has gone out on business, the time limit for the expiration of the leave shall not exceed 15 days.

3. Party B violates the principle of good faith, it shall provide Party A with false personal information or conceal important information that should be known to Party A.

4. Party B fails to pass the Performance Appraisal Of.

5. within 15 days of Party A's request, Party B fails to provide relevant information, resulting in entry and social insurance payment procedures can not be handled.

第三章 工作内容与工作地点

Chapter III Content of work and place of work

第四条 乙方同意根据甲方工作需要，在 财务 部门，担任 CFO 岗位工作，工作地点为：四川省仁寿县职高工业园四川伟易达科技有限公司

Article 4 Party B agrees to work as CFO in the Financial Department according to Party A's work needs. The working place is: Sichuan Wetouch Technology Co., Ltd., Vocational High Industrial Park, Renshou County, Sichuan Province.

乙方具体的工作职责为： 财务成本控制，固定资产管理、购置、租赁、报废等所有涉及财务方面工作。

The specific responsibilities of Party B is: Financial cost control, fixed assets management, purchase, lease, scrap and other related financial work.

第五条 甲方因生产经营需要，可临时性调整乙方的工作内容（期限不超过一个月）。该临时性调整不视为 对乙方工作内容的变更。

Article 5 Party A may temporarily adjust Party B's work content due to the need of production and operation (the term shall not exceed one month). The temporary adjustment shall not be regarded as a change in the work content of Party B.

第六条 乙方应按甲方的要求，按时完成规定的工作数量，达到规定的质最标准，并接受甲方的绩效考核。

Article 6 Party B shall, in accordance with the requirements of Party A, complete the prescribed quantity of work on time, meet the prescribed quality standards, and accept Party A's performance appraisal.

第七条 乙方不能通过甲方的绩效考核的，视为乙方不能胜任本岗位（工种）工作，甲方有权调整乙方工作岗位（工种）或对乙方重新进行培训。

Article 7 if Party B fails to pass Party A's performance appraisal, Party B shall be deemed to be incompetent for the post (type of work), and Party A shall have the right to adjust Party B's position (type of work) or to retrain Party B.

第八条 甲方有权依据本单位规章制度的规定升、降乙方的职务，调整乙方的工作岗位。

Article 8 Party A shall have the right to upgrade and downgrade Party B's position and adjust Party B's position in accordance with the rules and regulations of the unit.

第九条 乙方若患有岗位（工种）及行业禁忌的疾病，应及时向甲方报告。

Article 9 if Party B suffers from post (type of work) and industry taboo diseases, Party B shall report to Party A in time.

第十条 本合同期内，未经甲方的书面许可，乙方不得任职、兼职其他企业的职务，不得自营或为他人经营 与甲方竞争企业、竞争性业务或与甲方相关联的业务。

Article 10 During the term of this contract, without the written permission of Party A, Party B shall not hold or work part-time positions in other enterprises, and shall not operate, on its own or for others, enterprises competing with Party A, competitive business or business associated with Party A.

第十一条 甲、乙双方同意按以下第______种方式确定乙方的工作时间

Article 11 A and B agree to determine the working hours of Party B in the following manner

第四章 工作时间和休息休假

Chapter IV Working hours and rest and leave

1、 标准工时制。

（1） 乙方每日具体的工作时间为: 8：30-17：15

（2） 乙方每周具体的工作日为： 5 天/周

1. standard man-hour system.

(1) The specific daily working hours of Party B are: 8:30-17:15

(2) The working day of Party B is 5 days per week

2、 不定时工作制，即经劳动行政部门审批，乙方所在岗位实行不定时工作制，每周至少休息一天。

2. Irregular work system, that is, approved by the labor administrative department, Party B shall carry out irregular work system and rest at least one day a week.

3、 综合工时制，即经劳动行政部门审批，乙方所在岗位实行以年（）、半年（）、季（）、或月（）为周期的综合计算工时制。

3. Comprehensive man-hour system, that is, after the approval of the labor administrative department, Party B shall implement a comprehensive calculation man-hour system with annual (), semi-annual (), quarterly (), or monthly () as the cycle.

第十二条 如因生产（工作）需要延长乙方的工作时间，甲方应事先告知乙方。

Article 12 Party A shall inform Party B in advance hours due to production (work), Party A shall inform Party B in advance.

第十三条 甲方安排乙方延长工作时间或任休息日、法定节假日安排乙方工作的，应按照法律规定及本单位规章制度安排补休或支付加班工资。

Article 13 If Party A arranges Party B to extend working hours or take rest days or statutory holidays to arrange Party B's work, Party A shall arrange supplementary rest or pay overtime wages in accordance with the provisions of the law and the rules and regulations of the unit.

第十四条 乙方延长工作时间必须经甲方书面的要求或确认，否则视为乙方自行加班。乙方自行加班的，无权要求甲方安排补休或支付加班工资。

Article 14 Party B's extension of working hours must be requested or confirmed in writing by Party A, otherwise Party B shall be deemed to work overtime on its own. Party B shall not have the right to require Party A to arrange supplementary rest or pay overtime wages.

第十五条 甲方定期将乙方的考勤记录（含加班记录）汇总成表，并由乙方签字确认。乙方延长工作时间的 记录以该考勤记录表的记载为准。如果对考勤记录表的记载有异议，乙方必须自收到考勤记录表之日起 3 日内向甲方书面提出， 否则视为乙方完全认可考勤记录表的记载。

Article 15 Party A shall regularly summarize Party B's attendance records (including overtime records) and confirm them by Party B's signature. The record of Party B's extended working hours shall be based on the record of the attendance record form. If there is any objection to the record of the attendance record form, Party B must submit it in writing to Party A within 3 days from the date of receipt of the attendance record form, otherwise Party B shall be deemed to have fully approved the record of the attendance

record form.

第十六条 甲方按照法律规定及本单位的规章制度经予乙方享受节假日、年休假等及相关的政策福利。

Article 16 Party A shall, in accordance with the provisions of the law and the rules and regulations of the unit, provide Party B with holidays, annual leave related policy benefits.

第五章 劳动报酬（税前）

Chapter V Remuneration for Work (Before Tax)

第十七条 乙方在履行本合同约定义务后，有权获得相应的劳动报酬，该劳动报酬由甲方以货币形式支付。

Article 17 Party B shall have the right to receive the corresponding remuneration for labor after performing the obligations stipulated in this contract, which shall be paid by Party A in monetary form.

第十八条 乙方试用期的工资为：基本工资人民币__/__元/月，补贴人民币__/_元/月

Article 18 The salary for the probationary period of Party B shall be_/ RMB per month for basic salary and_/_RMB per month for subsidy.

第十九条 乙方试用期满后（无试用期则为入职后），甲方应根据本单位的规章制度，确定乙方实行以下第_/_种工资方式。

Article 19 after the expiration of Party B's probationary period (no probationary period is after entry), Party A shall, in accordance with the rules and regulations of the unit, determine that Party B shall implement the following wage method.

1、 计时工资。乙方工资组成，基本工资人民币_12000 元/月+补贴人民币_2 6 6 6_元/月+全勤奖_/_元/月+绩效工资+保密补贴人民币_2000_元/月。（本补贴中已包括国家法律规定各项补贴及社会保险）。

2、 计件工资。劳动产品单价标准为_/_元/件。

1. hourly wage. Party B's salary composition, basic salary RMB_12000 yuan per month subsidy_2666 RMB per month full-time award_/ yuan per month performance secrecy subsidy RMB_2000 yuan per month. (This subsidy already includes the subsidies and social insurance stipulated by the state law).

2. piece rate. The unit price standard of labor products is_/ yuan per piece.

第二十条 甲方根据公司的经营效益和乙方的个人表现和业绩发放奖金，奖金的具体数额由甲方自行确定。

Article 20 Party A shall issue bonuses according to the operating benefits of the company and Party B's personal performance and performance, and the specific amount of the bonuses shall be determined by Party A itself.

第二十一条 乙方当月的劳动报酬由甲方在次月的_25__号足额支付（遇节假日或休息日，则提前至最近的工作日支付）。如果对劳动报酬有异议，乙方应在劳动报酬发放之日起 3 日内向甲方书面提出，否则视为乙方确认甲方已完全结清劳动报酬（包括但不限于基本工资、加班工资、奖金等）。

Article 21 Party B's remuneration for the month shall be paid in full by Party A on the 25th of the following month (in case of holidays or rest days, advance to the nearest working day). If there is any objection to labor remuneration, Party B shall submit it in writing to Party A within 3 days from the date of payment of labor remuneration, otherwise Party B shall be deemed to confirm that Party A has fully settled the labor remuneration (including but not limited to basic salary, overtime salary, bonus, etc).

第二十二条 乙方依法享受国家规定的节假日、婚丧假期间、产假期间及依法参加社会活动期间，甲方按本合同约定

的资标准支付乙方工资。

Article 22 Party B shall enjoy the holidays stipulated by the State, the period of marriage and funeral leave, the period of maternity leave and the period of participating in social activities according to law, and Party A shall pay Party B wages in accordance with the capital standards stipulated in this contract.

第二十三条 乙方因私请假期间，甲方不支付工资。

Article 23 Party A shall not pay wages during Party B's private leave.

第二十四条 乙方患病或非因工负伤治疗期间，在规定的医疗期内由甲方按本地最工资标准的 80%支付乙方病假工资；医疗期满后，按相关的法律规定办理。

Article 24 during the period of treatment for Party B's illness or non-work injury, Party A shall pay Party B sick leave wages at 80% of the local minimum wage within the prescribed medical period; after the expiration of the medical treatment, it shall be handled in accordance with the relevant legal provisions.

第二十五条 乙方对本合同约定的劳动报酬负有保密义务，未经甲方许可，乙方不得向第二人透露。

Article 25 Party B shall have the obligation to keep confidential the remuneration stipulated in this contract. Without the permission of Party A, Party B shall not disclose it to the second party.

第二十六条 甲方有权依据本单位规章制度的规定调整乙方的劳动报酬。

Article 26 Party A shall have the right to adjust Party B's remuneration according to the rules and regulations of the unit.

第二十七条 乙方欠付甲方任何款项或者乙方违反合同约定的条件解除劳动合同，给甲方造成任何经济损失，甲方有权从乙方的劳动报酬中做相应的扣除，但该扣除不得违反法律法规的规定。不够扣除的，甲方仍然有权就剩余部分向乙方追偿。

Article 27 if Party B owes Party A any money or Party B terminates the labor contract in violation of the conditions stipulated in the contract and causes any economic losses to Party A, Party A shall have the right to make a corresponding deduction from Party B's remuneration for labor. However, the deduction shall not violate the provisions of laws and regulations. If not deducted, Party A shall still have the right to recover the remaining part from Party B.

第六章 保险福利待遇

Chapter VI Insurance Benefits

第二十九条 甲乙双方必须依法参加当地政府规定的法定社会保险，并按照法律规定及时足额向社会保险经办机构交给社会保险费，其中乙方应交纳部分由甲方从乙方 T.资中代扣代缴。甲、乙双方解除、终止劳动合同时，甲方依法为乙方办理社会保险转移手续。

Article 29 Both parties must participate in the statutory social insurance stipulated by the local government in accordance with the law and hand over the social insurance premium to the social insurance agency in full and on time in accordance with the provisions of the law. Party B shall pay part of Party A from Party B's T. capital withheld. When both parties terminate or terminate the labor contract, Party A shall handle the formalities of social insurance transfer for Party B according to law.

第三十条 因乙方的原因致使社会保险无法办理或交纳的，乙方自行承担法律后果。甲方因此被公权机关行政处罚的， 有权就经济损失部分向乙方追偿。

Article 30 if social insurance can not be handled or paid due to Party B's reasons, Party B shall bear the legal consequences. If Party A is thus subject to administrative punishment by the public authority, Party A shall have the right to recover part of the economic loss from Party B.

第三十一条 合同期内乙方患病或非工负伤，其医疗待遇和病假按法律规定及甲方规章制度执行。

Article 31 Party B's medical treatment and sick leave shall be carried out in accordance with the law and Party A's rules and regulations.

第三十二条 乙方患职业病或因工负伤的工资和医疗保险待遇按法律的有关规定执行。

Article 32 Party B's wages and medical insurance benefits for occupational diseases or injuries caused by work shall be implemented in accordance with the relevant provisions of the law.

第三十三条 乙方的休息日、法定节假日、婚丧假及女工孕期、产假、哺乳期休假等有关待遇，按法律规定与甲方规章制度执行。

Article 33 Party B's rest days, statutory holidays, marriage and funeral leave and women workers during pregnancy, maternity leave, lactation leave and other related treatment, in accordance with the provisions of the law and Party A rules and regulations.

第七章 劳动保护和劳动条件

Chapter VII Labour Protection and Working Conditions

第三十四条 甲方根据法律规定为乙方提供必要的劳动条件、防护用品和劳动工具，建立、健全生产工作流程，制定操作规程、工作规范和劳动安全卫生制度及其标准。如果乙方从事有职业危害的工作，甲方应依为乙方进行健康检查。

Article 34 Party A shall, in accordance with the provisions of the law, provide Party B with the necessary working conditions, protective articles and labor tools, establish and improve the production work flow, and formulate operating rules, work norms and labor safety and health systems and their standards. If Party B is engaged in the work of occupational danger, Party A shall carry out health examination for Party B.

第三十五条甲方负责对乙方进行职业道德、业务技术、劳动安全卫生及有关规章制度的教育和培训。

Article 35 Party A shall be responsible for the education and training of Party B on professional ethics, business technology, labor safety and health, and relevant rules and regulations.

第三十六条乙方确认：在签署本合同之前，甲方已明确告诉其在工作过程中可能产生的职业病危害及其后果、安全操作规程、应当进行的防护措施等。

Article 36 Party B confirms that before signing this contract, Party A has clearly informed it of the possible occupational hazards and their consequences, safety operating rules, protective measures to be carried out in the course of work.

第三十七条甲乙双方严格执行国家、省、由有关工伤事故和职业病报告制度。乙方在工作中，必须严格遵守安全操作规程。乙方对甲方管理人员对危害生命和身体健康的行为，有权提出批评、检举和控告。

Article 37 Party A and Party B shall strictly implement the national, provincial and occupational accident reporting system. Party B must strictly abide by the safety operation rules in its work. Party B shall have the right to criticize, report and sue Party A's managers for acts endangering life and health.

第三十八条甲方按照国家、省市有关规定对未年工、女职工实行特殊劳动保护。

Article 38 Party A shall, in accordance with the relevant regulations of the state, provinces and cities, carry out special labor protection for workers and and female workers.

第八章 劳动纪律Chapter VIII Labour Discipline

第三十九条 乙方必须遵守的劳动纪律以法律规定及甲方规章制度为准。本合同签订时，对于甲方现行的规章制度，乙方已详细阅读，并签字确认。

Article 39 the labor discipline that Party B must abide by shall be governed by the law and Party A's rules and regulations. At the time of signing this contract, Party B has read and signed the current rules and regulations of Party A.

第四十条 乙方应遵守甲方各项规章制度：自觉服从甲方的管理，严格遵守劳动安生卫生、生产工艺、操作流程和工作规范；爱护甲方的财产，遵守职业道德；积极参加甲方组织的培训，提高职业技能。

Article 39 the labor discipline that Party B must abide by shall be governed by the law and Party A's rules and regulations. At the time of signing this contract, Party B has read and signed the current rules and regulations of Party A.

第四十一条 乙方违反劳动纪律，甲方可依据本单位规章制度给予相应处分。

Article 41 if Party B violates labor discipline, Party A may impose appropriate sanctions in accordance with its rules and regulations.

第九章 保密条款
Chapter IX Confidentiality provisions

第四十二条 根据工作需要，甲、乙双方可以另行签订《保密协议》。该保密协议与本合同内容不一致的，视为对本合同相关内容的变更。

Article 42 A and B may sign a non-disclosure agreement separately according to their work needs. If the confidentiality agreement is inconsistent with the contents of this contract, it shall be deemed to be a change in the relevant contents of this contract.

第四十三条 乙方应当保守甲方的商业秘密，并履行甲方与任何第三方签订保密协议中的约束甲方或甲方员工的保常义务。

Article 43 Party B shall keep Party A's trade secrets and fulfill the obligations of Party A to bind Party A or Party A's employees in signing a confidentiality agreement with any third party.

商业秘密系指不为公众所知悉，能为甲方带来经济利益，具有实用性并经甲方采取保裕措施的技术信息和经营信息。本条所指的商业秘密包括但不限于下述内容：

Trade secret refers to the technical information and business information which is not known to the

public and can bring economic benefits to Party A. Trade secrets referred to in this article include, but are not limited to:

（一）不论以何种形式传播或保存的包括但不限于与公司产品、服务、经营、保密方法和知识、系统、工艺、程序等信息。

（二） 包括但不限于现有及潜在客户名单和信息、营销方式、培训资料、计划或预测、财务信息、专有知识、商业秘密、商机和业务事宜有关的所有信息。

（三） 其他符合商业秘密构成要件的信息。

(1) Information, including but not limited to, the products, services, operations, methods of confidentiality and knowledge, systems, processes, procedures, etc. of the company, whatever form of dissemination or preservation.

(2) Includes, but is not limited to, all information relating to existing and potential customer lists and information, marketing methods, training materials, plans or forecasts, financial information, know-how, trade secrets, business opportunities and business matters.

(3) Other information that meets the constitutive requirements of trade secrets.

第四十四条 乙方未经甲方书面许可，不得对外泄露本章节所约定的及与甲方签订专项合同所约定的甲方的任何商业秘密，或者使他人利用甲方商业秘密从事同行业业务，否则应向甲方支付违约金 500000 元 （ 伍拾万元整 人民币）。如违约金不足以弥补甲方损失的，乙方还应当赔偿损失。

Article 44 Party B shall not disclose any trade secrets of Party A as agreed in this chapter and signed a special contract with Party A without Party A's written permission, or make others use Party A's trade secrets to engage in the same industry business. Otherwise, Party A shall pay a penalty of 500000 yuan (RMB 50,000). If the liquidated damages are not sufficient to make up for Party A's losses, Party B shall also compensate for the losses.

第十章 竞业禁止

Chapter X Non-competition

第四十五条 根据工作需要，甲、乙双方可签订《竞业禁止协议》。该《竞业禁止协议》与本合同内容不一致的，视为对本合同相关内容的变更。

Article 45 Both parties may sign the Non-compete Agreement according to their work needs. If the non-compete agreement is inconsistent with the contents of this contract, it shall be regarded as a change in the relevant contents of this contract.

第十一章 劳动合同的变更、解除、终止、续订

Chapter XI Modification, Termination, Termination and Renewal of Labor Contract

第四十六条 订立本合同所依据的法律、行政法规、行规规章发生变化时，本合同应变更相关内容。

Article 46 In the event of any change in the laws, administrative regulations and rules on which this contract is based, the relevant contents shall be changed.

第四十七条 订立本合同所依据的客观情况发生重大变化，致使本合同无法履行的，经甲、乙双方协商同意，可以变更本合同的相关内容。

Article 47 If the objective circumstances on which this contract is concluded have changed greatly and the contract can not be performed, the relevant contents of this contract may be changed with the agreement of both parties.

第四十八条 经甲、乙双方协商一致，本合同可以变更或解除。乙方首先提出解除合同并与甲方协商一致的，无权要求甲方给付经济补偿金。

Article 48 This contract may be changed or rescinded by mutual agreement between Party A and Party B. If Party B first proposes to terminate the contract and agree with Party A, Party B shall not have the right to require Party A to pay economic compensation.

第四十九条 乙方有下列情况之一的，甲方有权随时解除劳动合同且无须给付乙方任何经济补偿金。

（一） 在试用期被证明不符合录用条件的；

（二） 严重违反甲方规章制度的；

（三） 严重失职，营私舞弊，给甲方利益造成 1000 元以上重大损失者的。

（四） 被依法追究刑事责任的；

（五） 乙方同时与其他用人单位建立劳动关系，对完成甲方的工作任务造成严重影响，或者是经甲方提出，拒不改正的；

（六） 乙方以欺诈、胁迫手段，使甲方违背真实意思的情况下与乙方订立或变更合同的；

Article 49 if Party B has any of the following circumstances, Party A shall have the right to terminate the labor contract at any time without paying Party B any financial compensation.

(1) who is proved to be unqualified for employment during the probation period;

(2) serious violation of Party A's rules and regulations;

(3) Serious dereliction of duty, malpractices for personal gain, causing serious losses of more than 1000 yuan to the interests of Party A.

(4) being investigated for criminal responsibility according to law;

(5) Party B shall establish labor relations with other employing units at the same time, which will have a serious impact on the completion of Party A's work tasks, or if Party A proposes and refuses to correct them;

(6) If Party B, by means of fraud or coercion, causes Party A to enter into or alter a contract with Party B in violation of its true intention.

视为欺诈成立的情形包括但不限于：

1、 乙方被查实向甲方提供虚假或伪造的个人资料（包括但不限于离职证明、身份证明、户籍证明、学历学位证明等）。

2、 乙方在应聘前患有精神病、传染性疾病以及其他对工作有严重影响的疾病，未治愈而在应聘时未声明的。

3、 乙方隐瞒其失信被执行人身份的。

Cases considered to be fraudulent include, but are not limited to:

1. Party B is verified to provide Party A with false or forged personal data (including, but not limited to, separation certificate, identity certificate, household registration certificate, academic degree certificate, etc).

2. Party B suffers from mental illness, infectious diseases and other diseases that have a serious impact on the work before the application, it is not cured and has not been declared at the time of application.

3. Party B conceals its identity as the executor.

第五十条 有下列情况之一的，甲方提前 30 日以书面形式通知乙方本人或者额外支付乙方一个月工资后可以解除劳动合同。

（一） 乙方患病或者非因工负伤，在规定的医疗期满后不能从事原工作，也不能从事单位另行安排的工作的。

（二） 乙方不能达到所担任岗位的绩效指标或者相应的要求的，经过培训或者调整工作岗位，仍不能达到的。

（三） 劳动合同订立时所依依据的客观情况发生重大变化，致使劳动合同无法履行，经甲乙双方协商，未能就变更劳动合同内容达成协议的。

Article 50 in any of the following cases, Party A may terminate the labor contract by notifying Party B in writing 30 days in advance or paying Party B an additional month's salary.

(1) If Party B is ill or is not injured by work, it shall not be able to engage in the original work or other work arranged by the unit after the expiration of the prescribed medical treatment.

(2) If Party B fails to meet the performance targets or corresponding requirements of the post, it can not meet the requirements after training or adjusting the post.

(3) Significant changes have taken place in the objective circumstances on which the labour contract was concluded, resulting in the inability of the labour contract to be performed, and The two sides negotiated and failed to reach an agreement on the change of the contents of the labor contract.

第五十一条有下列情况之一，需要裁减人员 20 人以上或者裁减不足 20 人但占企业职工总数 10%以上的，甲方应提前30日向全体职工说明情况，听取职工意见后，裁减人员方案经向劳动行政部门报告，可以裁减人员

（一） 依照企业破产法规定进行重整的。

（二） 生产经营发生严重困难的。

（三） 企业转产、技术革新、经营方式调整、经变更劳动合同后，仍需裁减人员的。

（四） 因防止污染搬迁的。

（五） 其他因劳动合同订立时所依据的客观经济情况发生重大变化，致使劳动合同无法履行的。

Article 51 If any of the following circumstances requires a reduction of more than 20 personnel or a reduction of less than 20 persons but accounts for more than 10 per cent of the total number of employees in an enterprise, Party A shall, after hearing the opinions of the staff and workers, report to the administrative department

of labour on the plan for the reduction of personnel

(1) reorganization in accordance with the provisions of the enterprise bankruptcy law.

(2) serious difficulties in production and operation.

(3) if an enterprise needs to reduce its personnel after conversion, technological innovation, adjustment of its mode of operation, and modification of its labor contract.

(4) relocation due to prevention of pollution.

(v) Other The labor contract can not be fulfilled because of the major changes in the objective economic conditions on which the labor contract is concluded.

第五十二条 乙方提前 30 天以书面形式通知甲方，可以解除劳动合同，但双方有服务期约定的除外。乙方 在试用期内提前 3 日通知甲方，可以解除劳动合同。乙方依据本条约定解除劳动合同的，无权要求甲方支付经济补偿金。Article 52 Party B may terminate the labor contract by notifying Party A in writing 30 days in advance, except as agreed by both parties. Party B may terminate the labor contract by notifying Party A 3 days in advance of the probation period. If Party B terminates the labor contract in accordance with this Article, Party B shall not have the right to require Party A to pay economic compensation.

第五十三条 甲方有下列情况之一的，乙方可以解除本合同。

（一） 未按照劳动合同约定提供劳动保护或者劳动条件的。

（二） 以欺诈、胁迫手段，使乙方违背真实意思的情况下订立或变更劳动合同的。

（三） 规章制度违反法律、法规规定，损害乙方权益的。

（四） 法律、行政法规规定乙方可以解除劳动合同的其他情况。

甲方以暴力、威胁或者非法手段限制人身自由的手段强迫乙方劳动的，或者甲方违章指挥、拗口令冒险作业危及乙方人身安全的，乙方可以立即解除劳动合同，不需事先告知甲方。

乙方因本条解除本合同的，应向甲方书面告知理由并出示相关证据材料。

Article 53 if Party A has one of the following circumstances, Party B may terminate this contract.

(1) if the wood provides labor protection or working conditions in accordance with the stipulations of the labor contract.

(2) to conclude or alter a labor contract by means of fraud or coercion if Party B violates the true meaning.

(3) if the rules and regulations violate the laws and regulations and damage the rights and interests of Party B.

Other circumstances in which Party B may terminate the labor contract as prescribed by laws and administrative regulations.

If Party A forces Party B to work by means of violence, threat or illegal means to restrict personal freedom, or if Party A violates the rules and regulations to direct or recalcitrant If the dangerous operation endangers Party B' s personal safety, Party B may immediately terminate the labor contract without prior notice to Party A.

If Party B terminates this contract in accordance with this Article, Party B shall inform Party A in writing of the reasons and produce relevant evidential materials.

第五十四条 本合同的解除或终止符合以下法定情形的，甲方应当在劳动关系解除、办完工作交接手续时向乙方支付经济补偿金，经济补偿金的标准按法律规定执行。

（一） 乙方根据本合同第五十三条的约定解除本合同的。

（二） 在合同期内，甲方向乙方首先提出解除本合同并与乙方协商一致解除本合同的。

（三） 甲方根据本合同第五十条的约定解除本合同的。

（四） 甲方根据本合同第五十一条约定解除本合同的。

（五） 其它法律、行政法规规定的情形。

Article 54 If the termination or termination of this contract conforms to the following legal circumstances, Party A shall pay Party B economic compensation when the labor relations are dissolved and the work is handed over, and the standard of economic compensation shall be executed in accordance with the provisions of the law.

(1) Party B terminates this contract in accordance with Article 53 of this contract.

(2) During the term of the contract, Party A shall first propose to Party B to terminate this contract and terminate consensus with Party B.

(3) Party A shall terminate this contract in accordance with Article 50 of this contract.

(4) Party A shall terminate this contract in accordance with Article 51 of this contract.

(5) (Other laws and administrative regulations.

第五十五条 有下列情形之一的，劳动合同终止。

（一） 劳动合同期满的。

（二） 乙方开始依法享受基本养老保险待遇的。

（三） 劳动者死亡，或者被人民法院宣告死亡或者失踪的。

（四） 用人单位被依法宣告破产的。

（五） 有法律、行政法规规定的其他情形的。

Article 55 in any of the following cases, the labor contract shall be terminated.

(1) when the labor contract expires.

(2) Party B begins to enjoy basic old-age insurance treatment according to law.

(3) if the laborer dies or is directly informed of his death or disappearance by the people's court.

(4) The employing unit is declared bankrupt according to law.

(5) in other circumstances prescribed by laws or administrative regulations.

第五十六条 本合同解除或终止时，乙方应履行下列义务义务

（一） 本合同解除或者终止之日起 7 日内与甲方指定的人员进行工作交接。

（二） 乙方交还自己所使用、保管的甲方物品、工具、技术资料等，若有遗失应予以赔偿。

（三） 完成甲方规定的离职流转程序，办理有关离职手续。

Article 56 Party B shall perform the following obligations upon termination or termination of this contract

(1) to hand over work with the personnel designated by Party A within 7 days from the date of termination or termination of this Contract.

(2) Party B shall compensate for any loss of Party A's articles, tools and technical materials used and kept by Party B.

(3) To complete the procedures prescribed by Party A for the turnover of separation and go through the relevant procedures for separation.

第五十七条 本合同解除或终止时，甲方应履行下列义务。

（一） 为乙方出具.解除或者终止劳动合同的证明。

（二） 自劳动合同解除或者终止之日起 30 内为乙方办理档案和社会保险转移手续。

Article 57 upon termination or termination of this contract, Party A shall perform the following obligations.

(1) to give Party B a commission. Proof of termination or termination of a labor contract.

(2)Within 30 days from the date of termination or termination of the labor contract, Party B shall go

through the formalities for the transfer of archives and social insurance.

第五十八条 本合同期满前，甲乙双方应提前 30 日协商劳动合同续订事宜，协商一致的，续订劳动合同。
Article 58 before the expiration of this contract, both parties shall negotiate the renewal of the labor contract 30 days in advance.

第十三章 损害赔偿
Chapter XIII Compensation for Damage

第五十九条 乙方违反本合同约定或者违反法律、法规的规定以及甲方规章制度，甲方有权要求乙方赔偿因此造成的损失。
Article 59 Party B violates the provisions of this contract or laws and regulations, as well as Party A's rules and regulations, Party A shall have the right to demand Party B to compensate for the losses caused

第六十条 甲方不履行合同义务或者违反法律、法规的规定侵害乙方合法权益的，乙方有权要求甲方依据法律规定赔偿。
Article 60 if Party A fails to perform its contractual obligations or violates the provisions of laws and regulations to infringe upon Party B's legitimate rights and interests, Party B shall have the right to demand Party A's compensation in accordance with the provisions of the law.

第六十一条 乙方违反有关规定和劳动合同的约定（如工作交接）解除或终止劳动合同，给甲方造成损失的，应当承担赔偿责任。
Article 61 if Party B terminates or terminates the labor contract in violation of the relevant regulations and the agreement of the labor contract (such as the transfer of work) and causes losses to Party A, Party B shall be liable for compensation.

第六十二条 乙方承诺，对前雇主或其他任何单位不负有保守商业秘密的义务，承诺不将任何涉及第三方的商业秘密带入/使用于甲方，任何因乙方违反对第三方的保守商业秘密的义务而导致的任何法律责任或经济 赔偿，由乙方自行承担。
Article 62 Party B undertakes not to have the obligation to keep brief business secrets to the former employer or any other unit, and undertakes not to bring / use any trade secrets involving third parties to Party A. Party B shall bear any legal liability or financial compensation for Party B's breach of its obligation to keep trade secrets.

第六十三条 因乙方的过错致使劳动合同依照《劳动合同法》被确认无效，给甲方造成损害的，乙方应当承担赔偿责任。
Article 63 If the labor contract is confirmed to be invalid in accordance with the Labor contract Law due to Party B's fault and causes damage to Party A, Party B shall be liable for compensation.

第十四章 劳动争议处理

Chapter XIV Handling of Labor Disputes

第六十四条因履行本合同发生的劳动争议，双方应积极协商解决；协商不成的，当事人可直接向甲方所在地劳动争议仲裁委员会申请仲裁。对裁决不服的，可以向人民法院提起诉讼。

Article 64 The parties shall actively settle the labor disputes arising from the performance of this contract through consultation; if the negotiation fails, the parties may directly apply to the Labor dispute Arbitration Commission of the place where Party A is located for arbitration. If you are not satisfied with the ruling, you may file a lawsuit with the people's court.

第十五章 其他

CHAPTER XV OTHER

第六十五条 本合同经甲乙双方签字或盖章后生效。本合同一式叁份，甲方执两份、乙方执一份，具同等法律效力。

Article 65 This contract shall enter into force after the signature or seal of both parties. This contract is in duplicate, Party A holds two copies and Party B holds one copy, which has the same legal effect.

第六十六条 甲乙双方在本合同履行过程中相互发出或者提供的所有通知、文件、文书、资料等，均可以当面交付或以本合同所列明的通迅地址履行送达义务。

Article 66 All notices, documents, documents and materials issued or provided by both parties in the course of the performance of this contract may be delivered in person or performed at the address specified in this contract.

相关文书送达地址地址确认为：

（一） 甲方的送到地址为：四川省仁寿县视高镇视高工业园四川伟易达科技有限公司

收件人为：徐易荣 联系电话为：18671311639

（二） 乙方的送到地为：眉山市东坡红星路 3065 号

收件人为：黄玉华 联系电话为：13681880745

乙方同意，在其处于联系障碍状态（包括但不限于乙方因病住院、丧失人身自由等情形）时，下列“紧急联系人”作为乙方的受托人，该受托人享有代为进行和解、代领、签收相关文书的权限。

The address of service of the relevant documents is confirmed as:

① The address of Party A is: Sichuan Wetouch Technology Co. Ltd Renshou High Economic Development Zone, Tianfu New District

The recipient is: Yirong Xu Tel: 186 7131 1639

② Party B shall send to: No.3065 Hongxing Road, Dongpo, Meishan city

Recipient: Yuhua Huang Tel: 136 8188 0745

Party B agrees that in the event of a state of contact disorder (including, but not limited to, hospitalization for illness, loss of personal liberty, etc.), the following emergency. As the trustee of Party B, the trustee shall have the authority to settle, receive and sign the relevant documents.

紧急联系人： / 电 话： / 联系地址： / Emergency Contact: / Telephone: /

Address:______________/______________

任何一方将有关通知、处罚、变更等文件寄到对方上述地址视为已送达-一方的上述地址及收件人信息有变的，应当自信息变化之日起 7 日内书面通知另一方。

The above-mentioned address and the addressee's information are deemed to have been served by either party by sending the relevant notice, penalty, change and other documents to the other party ,The other party shall be notified in writing within 7 days from the date of the change of information.

第六十七条，甲方以下的规章制度：————————————作为本合同的附件，具有与本合同同等的法律效力。

Article 67, Party A' s following rules and regulations: ———————————— As an annex to this contract, it has the same legal effect as this contract.

乙方提供的下列资料及信息作为本合同的附件，具有与本合同同等的法律效力。

The following materials and information provided by Party B are attached to this contract which have the same legal effect as this contract.

甲方：
Part A: 四川伟易达科技有限公司

签字：
Signature:

Date: 2017.11.1

乙方：
Part B:

签字：
Signature:

Date: 2017.11.1